UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                   Date of Report: June 9, 2005


                  DataLogic International, Inc.
______________________________________________________________________________
      (Exact name of registrant as specified in its charter)

           Delaware                    0-30382               33-0755473
______________________________________________________________________________
 (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
        of incorporation)                                Identification No.)

    18301 Von Karman Ave, Suite 250, Irvine, California 92612
______________________________________________________________________________
             (Address of principal executive offices)

                          (949) 260-0120
_____________________________________________________________________________
                 (Registrant's telephone number)

_____________________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS



Item 4.01. Changes in Registrant's Certifying Accountant

(a)   Previous Independent Accountants.

On June 8, 2005, Kabani & Company, Inc ("Kabani") was dismissed as independent accountants of DataLogic International, Inc. (the "Company"). Kabani reported on the Company's financial statements for the years ended December 31, 2004 and 2003. Their opinion did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles but was modified as to a going concern. The decision to change accountants was recommended and approved by the Company's Board of Directors.

During the Company's most recent full fiscal years ended December 31, 2004 and 2003, there were no disagreements with Kabani on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kabani, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304 (a)(1)(v) of Regulation S-K.

The Company has provided Kabani with a copy of these disclosures. Attached as
Exhibit 16 to this Form 8-K is a copy of Kabani's letter, dated June 14, 2005, stating their agreement with such statements.

(b) New Independent Accountants.

The Company engaged Corbin & Company LLP ("Corbin") to act as its independent auditors, effective June 9, 2005. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging Corbin, the Company has not consulted Corbin regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Corbin did not provide either a written report or oral advice to the Company that Corbin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K. Corbin has not provided due diligence services in connection with proposed and/or consummated investment transactions by the Company and its affiliates.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

Exhibit Number
--------------
16.1 Letter, dated June 14, 2005 from Kabani to the Securities and Exchange Commission



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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2005              DATALOGIC INTERNATIONAL, INC.
                                 a Delaware corporation






                                 /s/ Keith Moore
                                 --------------------------------------------
                                 Keith Moore
                                 Chief Executive Officer